UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               -------------------

                               AMENDMENT NO. 2 TO
                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 1999



                                   LUCOR, INC.
              (Exact name of registrant as specified in its charter)



        FLORIDA                      0-25164                   65-0195259
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)            Identification No.)


790 Pershing Road, Raleigh, North Carolina                         27608
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code:  919-828-9511


     This is an amendment to a Form 8-K of Lucor, Inc. dated March 31, 1999 filed with the Securities and Exchange Commission on April 15, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of Business Acquired. Attached to this report are the audited statements of assets acquired and statements of direct revenues and expenses of the operations of the acquired service centers for the years ended December 31, 1998 and 1997 and unaudited statements of assets acquired and statements of direct revenues and expense for the period ended April 30, 1999.

     (b) Pro Forma Financial Information. Attached to this report are the pro forma combined statements of assets acquired as of April 30, 1999 and the pro forma combined statements of direct revenues and expenses of operations for the four months ended April 30, 1999 and for the year ended December 31, 1998.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 14, 1999                   Lucor, Inc.



                                       By: /s/ Kendall A. Carr
                                           ___________________________________
                                           Kendall A. Carr
                                           Chief Financial Officer